Associated Banc-Corp First Quarter 2026 Investor Presentation February 9, 2026

Important Disclosures 2 Forward-looking statements: Statements made in this document which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should," “intend,” "target," “outlook,” "project," "guidance," "forecast," or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward- looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include the ability or anticipated timing to complete the proposed transaction involving Associated Banc-Corp ("Associated") and American National Corporation ("American National"); the ability to integrate the two businesses successfully and in a timely manner, if at all; the possibility that the anticipated benefits of the transaction are not realized when expected or at all; the possibility that the transaction may be more expensive to complete than anticipated; and such other risk factors as identified in the Company’s most recent Form 10-K and subsequent Form 10-Qs and other SEC filings, and such factors are incorporated herein by reference. Trademarks: All trademarks, service marks, and trade names referenced in this material are official trademarks and the property of their respective owners. Presentation: Within the charts and tables presented, certain segments, columns and rows may not sum to totals shown due to rounding. Non-GAAP measures: This presentation includes certain non-GAAP financial measures. These financial measures have been included as they provide meaningful supplemental information to assess trends in the Corporation’s results of operations. These non-GAAP measures are provided in addition to, and not as substitutes for, measures of our financial performance determined in accordance with GAAP. Our calculation of these non-GAAP measures may not be comparable to similarly titled measures of other companies due to potential differences between companies in the method of calculation. As a result, the use of these non-GAAP measures has limitations and should not be considered superior to, in isolation from, or as a substitute for, related GAAP measures. Unless otherwise noted, reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found at the end of this presentation.

Continued & Sustainable Organic Growth Strategy 3 Growing Customer Households With a Best-in- Class Value Proposition Investing in Top Talent to Drive Sustained Commercial Growth Accelerating Growth in Major Metropolitan Markets in 2026 ▪ Improved product set ▪ Successful Mass Affluent program ▪ Enhanced marketing acquisition capabilities ▪ Continuous cadence of digital enhancements ▪ Increased relationship managers (RMs) by 44% from 4Q 2021 to 4Q 2025 ▪ Sharpened relationship focus ▪ Launched several new loan & deposit verticals ▪ Opened Kansas City office in 2025 ▪ American National acquisition provides entry into Omaha; deepens presence in Twin Cities ▪ Expect to increase marketing acquisition spend by >100% in Omaha & Twin Cities ▪ Expanding commercial team in Kansas City ▪ Expanding commercial presence in Dallas ▪ Advancing market share in Milwaukee & Chicago

Strengthened Franchise with Growth Momentum Associated Bank River Center – Milwaukee, WI 2021-2025

Record Earnings in 2025 5 1 All figures shown as of and for the period ended December 31, 2025 unless otherwise noted. 2 Growth represents FY 2025 results as compared to FY 2024 results unless otherwise noted. 3 This is a non-GAAP financial measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures. 4.7% Total Loan Growth 11.6% Total C&I Loan Growth 2.6% Total Deposit Growth 3.5% Core Customer Deposit Growth3 14.7% Net Interest Income Growth +25 bps Net Interest Margin Expansion $296M (N/M) Noninterest Income Growth $24M (+9.0%) Adj. Noninterest Income Growth3 +48 bps CET1 Ratio 4Q 2024 to 4Q 2025 0.12% NCOs / Average Loans 9.95% Return on Average Equity 13.63% Return on Average Tangible Common Equity3 ASB posted record annual net income available to common equity of $463 million in 2025 FY 2025 Highlights1,2

Strengthened Franchise with Growth Momentum 6 Bolstered Key Leadership Expanded Commercial Presence Enhanced Consumer Value Proposition Repositioned Balance Sheet Maintained Strong Risk Management Culture $7.7 $11.8 2020 2025 Period End C&I Loans ($ in billions) 32.2 21.8 2020 2025 Period End Res. Mortgage Loans / Total Loans (%) Net Interest Margin (%) 2.53 3.03 2020 2025 Net Charge Offs / Average Loans (%) 0.41 0.10 0.00 0.16 0.23 0.12 2020 2021 2022 2023 2024 2025 Efficiency Ratio (%) Return on Average Equity (%) 7.78 9.95 12.31 13.63 FY 2020 FY 2025 ROATCE1ROAE 59.66 56.29 63.20 56.01 FY 2020 FY 2025 Adjusted1Fully Tax-Equivalent 1 This is a non-GAAP financial measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures.

# Sustainable Customer Growth

**We're attracting & deepening relationships with a best-in-class value proposition that continues to improve**

- **Modern digital banking experience with improved UX, enhanced security & financial wellness tools**
- **Launched successful Mass Affluent strategy**
- **Added product benefits including Early Pay**
- **Improved marketing acquisition capabilities**
- **Nov. 2025: Launched upgraded Emerald Choice & Emerald Private Choice checking products**
- **Jan. 2026: Launched Automated Savings & Privacy Defender features in digital banking**

## Customer Checking Household Growth Trend[1]



(1-3)%
0.0%
1.0%
1.4%
2016-2022
2023
2024
2025

[1] Total bank checking household growth includes consumer, business & private wealth households.

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# Sustainable Commercial Growth

**A multi-year expansion of our commercial team has positioned us to grow & take market share in key metros**

### Added top talent in key leadership roles

- Phillip Trier, EVP, Head of Corporate & Commercial Banking
- Neil Riegelman, SVP, Commercial Banking Segment Leader
- Michael Lebens, SVP, Commercial Banking Segment Leader
- Matthew Flynn, SVP, Commercial Banking Segment Leader
- Eric Lien, SVP, Director of TM Sales & Client Experience

### Expanded capabilities

- Asset-Based Lending & Equipment Finance
- Specialty Deposit and Payment Solutions

### Sharpened relationship focus

- Incentive plans adjusted to emphasize whole relationships
- Services include financing, employee benefits, treasury management, wealth management & capital markets

### Opened Kansas City office in 2025

### Increased RMs by 44% from 4Q 2021 to 4Q 2025

## Period End Commercial Growth Trends

($ in billions)



80
99
96
115
115
$8.5
$9.8
$9.7
$10.6
$11.8
2021
2022
2023
2024
2025
Commercial & Industrial Loans
Commercial & Business RMs

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Accelerating Growth in Major Metro Markets IDS Center Office - Minneapolis, MN 2026

Milwaukee Chicago Total Deposits2 +12% +13% Commercial & Industrial Loans2 +13% +33% Consumer + Business CKG HHs3 +4% +11% Accelerating Growth in Major Metro Markets 10 1 Milwaukee & Chicago growth shown on an end of period basis as of and for the year ended December 31, 2025 as compared to results as of and for the year ended December 31, 2023 unless otherwise noted. 2 Market-level loan & deposit data based on organizational business unit reporting. 3 Market-level consumer & business checking household data based on Designated Market Area geographies as defined by Nielsen. Growth Market Opportunities in 2026Legacy Metro Market Growth 12/31/23 – 12/31/251 Twin Cities Expanding in 2026 Omaha New in 2026 Kansas City New in 2025; Expanding in 2026 Dallas Expanding in 2026

Expected 2026 Metro Market Investments & Outcomes1 11 (1-3)% 0.0% 1.0% 1.4% 2.0% 2.5% 2023 2024 2025 2026E 2027E >100% Marketing Acquisition Spend Increase in Twin Cities & Omaha in 2026 (>25% increase across all markets) +10% Commercial & Business Relationship Managers in 20263 (+11 FTE) +$0.8 +$1.2 +$1.2 96 115 115 126 2023 2024 2025 2026E 2027E Organic Metro Market Consumer & Business CKG HH Growth Expected to Accelerate… 2025 2026E 2027E Twin Cities +1% +3% +3% Omaha - - +4-5% Milwaukee +2% +2-3% +2-3% Chicago +5% +5% +5% Commercial Growth Opportunities in Major Markets… Comm’l & Business RMsPeriod End C&I Loans ($B) …Driving Improved Organic Total Bank CKG HH Growth2 …Expected to Drive Continued Total Bank C&I Growth3 Twin Cities +5 RMs Kansas City +2 RMs Dallas +4 RMs Chicago Milwaukee Continued RM investment & sustained growth 2016-2022 St. Louis 1 Expected investments & growth for the years ended December 31, 2026 and December 31, 2027 as compared to the previous fiscal year ended December 31. 2 Total bank checking household growth includes consumer, business & private wealth households. 3 Commercial RM & balance growth excludes any impact from the acquisition of American National Corporation.

# American National Corporation (ANC) Acquisition

## Our planned partnership with ANC is expected to complement & accelerate our organic growth strategy

### Expanded Presence in Strategic Growth Markets[1]

- Entry into the **Omaha MSA** with #2 deposit market share rank
- Strengthens presence in the **Minneapolis / St. Paul MSA** with #10 combined deposit market share rank

### Financially Attractive Partnership

- **2.0% 2027E EPS accretion**
- **1.2% TBVPS[2] dilution at close; 2.25-year TBVPS[2] earn-back**
- Achievable cost saves of 25% of ANC's noninterest expense base
- ~60 bps 2027E ROATCE[2] accretion
- Accretive to CET1 at close

### Strong Cultural Alignment

- Similar customer segmentation & operating models, with shared emphasis on supporting & uplifting communities
- Consistent conservative credit processes driving strong asset quality
- ANC will receive one Board seat; combined company will establish an Omaha Advisory Board

**December 1, 2025**
Announced acquisition of ANC

**December 30, 2025**
Filed applications with the OCC & Federal Reserve

**2Q 2026**
Expected legal close of transaction

**3Q 2026**
Expected conversion of systems & branches

[1] Deposit market share data based on FDIC Summary of Deposits data as of 6/30/2025. Data sourced from S&P Capital IQ Pro.
[2] This is a non-GAAP financial measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures.

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FY 2026 Outlook1 13 Total Loans Up 5% to 6% Total Commercial & Industrial Loans Up 9% to 10% Total Deposits Up 5% to 6% Core Customer Deposits2 Up 5% to 6% Net Interest Income Up 5.5% to 6.5% Noninterest Income Up 4% to 5% Noninterest Expense Up 3% Effective Tax Rate 19% to 21% CET1 Capital Ratio 10% to 10.75% 1 Projections are on an end of period basis as of and for the year ended December 31, 2026 as compared to 2025 results as of December 31, 2025 unless otherwise noted. Projections exclude any impact from the acquisition of American National Corporation. 2 Core customer deposits is a non-GAAP financial measure which excludes network transaction deposits and brokered CDs from total deposits. We have not provided a reconciliation of the projection for core customer deposits to the projection for total deposits due to the low visibility and unpredictability of the components of total deposits necessary for such reconciliation.

Continued & Sustainable Organic Growth Strategy 14 Growing Customer Households with a Best-in- Class Value Proposition Investing in Top Talent to Drive Sustained Commercial Growth Accelerating Growth in Major Metropolitan Markets in 2026

Appendix Monroe Office – Chicago, IL

# Estimated Pro Forma EPS & TBVPS Reconciliation[1]

## American National Corporation (ANC) Acquisition

| Estimated EPS Accretion ($ in millions, except per share values) | 2027E |
|---|---|
| ASB net income | $518 |
| ANC net income[2] | 68 |
| Combined net income | $587 |
| | |
| Loan fair value mark accretion | $4 |
| Core deposit intangible amortization | (15) |
| Cost synergies | 24 |
| Other adjustments[3] | 1 |
| Total adjustments | $15 |
| | |
| Pro forma net income | $601 |
| Pro forma average diluted shares outstanding (M) | 190 |
| | |
| ASB standalone EPS | $3.11 |
| Pro forma EPS | $3.17 |
| | |
| Accretion / (dilution) to ASB - $ | $0.06 |
| Accretion / (dilution) to ASB - % | 2.0% |

| Estimated TBVPS[4] at Close | $ in millions | Basic shares (M) | $ per share |
|---|---|---|---|
| ASB standalone TBV at close[4] | $3,725 | 166 | $22.45 |
| (+) Equity consideration to ANC | 604 | 23 | |
| (-) Core deposit intangible, net of DTL | (89) | | |
| (-) Goodwill created | (14) | | |
| (-) One-time merger expenses | (37) | | |
| Pro forma TBV at close[4] | $4,189 | 189 | $22.18 |
| | | | |
| Accretion / (dilution) to ASB - $ | | | $(0.27) |
| Accretion / (dilution) to ASB - % | | | (1.2%) |
| | | | |
| Crossover TBVPS earnback[4] | | | 2.25 years |

[1] Numbers may not recalculate due to rounding conventions.
[2] ANC 2027E net income estimate based on ASB management projections and adjusted for S-Corp to C-Corp transition at 21% tax rate.
[3] Includes net impacts of internal financing costs, reduction in noninterest income related to Durbin amendment, depreciation of fixed asset marks, impact from securities repositioning and other impacts.
[4] This is a non-GAAP financial measure. See slides 17-18 for a reconciliation of non-GAAP financial measures to GAAP financial measures.

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Reconciliation & Definitions of Non-GAAP Items 17 Period End Core Customer Deposits Reconciliation ($ in thousands) 4Q 2025 4Q 2024 Total deposits $35,552,608 $34,648,434 Less: Network transaction deposits 2,154,995 1,758,388 Less: Brokered CDs 3,795,133 4,276,309 Core customer deposits $29,602,480 $28,613,737 1 These items classified as nonrecurring items are the result of a balance sheet repositioning that the Corporation announced in the fourth quarter of 2024. 2 Prior period has been adjusted to conform with current presentation. Nonrecurring Item Noninterest Income Reconciliation ($ in thousands) YTD Dec 2025 YTD Dec 2024 GAAP noninterest income (loss) $286,400 $(9,407) Less: Loss on mortgage portfolio sale1 (6,976) (130,406) Less: Net loss on sale of investments1 - (148,183) Noninterest income, excluding nonrecurring items $293,376 $269,182 Return on Average Tangible Common Equity (ROATCE) Reconciliation ($ in thousands) YTD Dec 2025 YTD Dec 20202 Net income (loss) available to common equity $463,277 $288,413 Other intangible amortization, net of tax 6,608 7,644 Adjusted net income (loss) available to common equity for ROATCE $469,885 $296,057 Average common equity $4,579,765 $3,633,259 Less: Average goodwill and other intangible assets, net 1,132,392 $1,227,561 Average tangible common equity for ROATCE $3,447,373 $2,405,698 Return on average tangible common equity (ROATCE) 13.63% 12.31% Tangible Book Value Per Share (TBVPS) Reconciliation ($ in thousands, except common shares outstanding & per share data) 4Q 2025 Common equity $4,781,235 Less: Goodwill and other intangible assets, net 1,127,842 Tangible common equity for TBVPS $3,653,393 Common shares outstanding (in thousands) 165,980 Tangible book value per share (TBVPS) $22.01

# Reconciliation & Definitions of Non-GAAP Items

| Non-GAAP Efficiency Ratios Reconciliation ($ in thousands) | YTD Dec 2025 | YTD Dec 2020[1] |
|---|---|---|
| **Total expense for efficiency ratios reconciliation** | | |
| Noninterest expense | $855,639 | $776,034 |
| Less: Other intangible amortization | 8,811 | 10,192 |
| Total expense for fully tax-equivalent efficiency ratio | 846,828 | 765,842 |
| Less: FDIC special assessment | - | - |
| Less: Announced initiatives[2,3] | - | 59,917 |
| Less: Acquisition costs[4] | 252 | 2,447 |
| Total expense for adjusted efficiency ratio | $846,576 | $703,478 |
| **Total revenue for efficiency ratios reconciliation** | | |
| Net interest income | $1,201,145 | $762,957 |
| Noninterest income (loss) | 286,400 | 514,056 |
| Less: Investment securities gains (losses), net | 49 | 9,222 |
| Fully tax-equivalent adjustment | 16,899 | 15,959 |
| Total revenue for fully tax-equivalent efficiency ratio | 1,504,395 | 1,283,750 |
| Less: Announced initiatives[2,3] | (6,976) | 170,736 |
| Total revenue for adjusted efficiency ratio | $1,511,371 | $1,113,014 |

[1] Prior period has been adjusted to conform with current presentation.

[2] 2020 announced initiatives impacting noninterest expense consisted of cost saving efforts that were executed during 3Q 2020. These initiatives included a $44.7 million loss on prepayment of FHLB advances, $9.6 million in severance, and $5.6 million in write-downs related to branch sales and lease breakage related to announced branch consolidations. 2020 announced initiatives impacting noninterest income consisted of a $163.3 million asset gain related to the sale of Associated Benefits and Risk Consulting, the Corporation's insurance division which was sold in June 2020, as well as a gain on sale of branches totaling $7.4 million, which occurred in 4Q 2020.

[3] 2025 announced initiatives include the loss on mortgage portfolio sale and loss on prepayment of FHLB advances as a result of the balance sheet repositioning that the Corporation announced in 4Q 2024. The net loss on the sale of investments is already excluded from noninterest income within the efficiency ratio.

[4] During 4Q 2025, the Corporation announced its acquisition of American National Corporation. Related costs have been incurring since, thus are excluded from the adjusted efficiency ratio as an effort to represent current operational efficiency. During 1Q 2020, the Corporation finalized the acquisition of First Staunton. These costs, incurred in connection with the acquisition, represent nonrecurring costs.

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